Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

August 7, 2026

Univest Securities, LLC

75 Rockefeller Plaza, Suite 25A

New York, NY 10019

Ladies and Gentlemen:

Subject to the terms and conditions of this agreement (this “Agreement”) and the Transaction Documents (as defined below), ReTo Eco-Solutions, Inc., a BVI business company incorporated in the British Virgin Islands (the “Company”), hereby agrees to establish a registered direct offering financing facility consisting of one or more pre-paid purchases for the purchase of Class A shares, no par value per share, of the Company (the “Class A Shares”), in an aggregate purchase amount of up to approximately $38,160,000, directly with one or more accredited and/or institutional investors (each, an “Investor” and collectively, the “Investors”), through Univest Securities, LLC, as exclusive placement agent (the “Placement Agent”). The offer and sale of the Securities (as defined below) will be made pursuant to the Company’s effective shelf registration statement on Form F-3 (File No. 333-297016), including the base prospectus contained therein, and one or more prospectus supplements describing the specific terms of the Offering. Pursuant to such facility, each Investor may, from time to time and subject to the applicable Transaction Documents, purchase from the Company one or more pre-paid purchases for Class A Shares, in such purchase amounts and on such terms as may be set forth in the applicable Transaction Documents, which shall be convertible into, or otherwise payable or settled in, Class A Shares, subject to the terms, conditions, limitations and adjustments set forth therein.

The Class A Shares issuable upon conversion, repayment, redemption, amortization or other settlement of such pre-paid purchases are referred to herein as the “Conversion Shares.” The pre-paid purchases, together with the Conversion Shares, are collectively referred to herein as the “Securities.” The registered direct offering financing contemplated hereby is referred to herein as the “Offering.”

The documents executed and delivered by the Company and the Investors in connection with the Offering, including, without limitation, any securities purchase agreement, subscription agreement, pre-paid advance agreement, pre-paid purchase confirmation, escrow agreement, transfer agent instructions, investor questionnaire, leak-out or lock-up agreement, legal opinions and any other agreements, instruments or documents entered into in connection therewith, shall be collectively referred to herein as the “Transaction Documents.”

The purchase price, original issue discount, purchase amount, purchase-notice mechanics, share purchase price or conversion price, repayment terms, amortization terms, maturity date, interest rate, if any, adjustment provisions, beneficial ownership limitations, drawdown conditions and other terms applicable to each pre-paid purchase shall be set forth in the applicable Transaction Documents and described, to the extent required, in the applicable Prospectus Supplement (as defined below).

Notwithstanding anything herein to the contrary, in the event that the Placement Agent determines that any of the terms provided for hereunder do not comply with a Financial Industry Regulatory Authority (“FINRA”) rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than the terms of this Agreement or terms that are adverse to the Company.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the registered direct offering by the Company of the Securities, with the terms of such Offering to be subject to market conditions and negotiations among the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a best-efforts basis only, and the Company agrees and acknowledges that there is no guarantee that any Investor will purchase any Securities or that the Offering, any pre-paid purchase, any drawdown or any portion thereof will be consummated. Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s placement agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities, and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof and of the applicable Transaction Documents, payment of the purchase price for, and delivery of, the Securities may be made at one or more closings, funding dates or drawdown dates (each, a “Closing” and the date on which a Closing occurs, a “Closing Date”). As used in this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the following:

(i) a cash fee equal to seven percent (5.0%) of the aggregate gross proceeds received by the Company from the sale of the Securities (the “Cash Fee”); and

(ii) reimbursement of the Placement Agent’s reasonable travel and out-of-pocket expenses, including legal counsel fees and disbursements, not to exceed an aggregate of Fifty Thousand Dollars ($50,000), subject to compliance with FINRA Rule 5110(f)(2)(D).

(b) The term of the Placement Agent’s exclusive engagement shall begin on the date hereof and continue until the expiration or the termination date of the Offering. Unless otherwise provided under this Agreement, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 1(a) hereof and to pay or reimburse the Placement Agent for any expenses and legal fees incurred in accordance with Section 6 hereof, the Company’s obligations contained in the indemnification provisions, and the provisions concerning indemnification and contribution contained herein will survive any expiration or termination of this Agreement for any reason. All fees and expense payments or reimbursements due to the Placement Agent shall be paid by the Company to the Placement Agent on or before the Termination Date (in the event such fees and expenses are earned or owed as of the Termination Date). Furthermore, the Company agrees that during the Placement Agent’s engagement hereunder, all inquiries from prospective U.S. investors and with respect to the Offering will be referred to the Placement Agent. Additionally, the Company represents, warrants and covenants that no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third-party with respect to the Offering. The Placement Agent agrees, not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement. Starting from the date of this Agreement, without the Placement Agent’s consent, neither the Company nor any of its agents shall, in any manner contact, solicit or transact with any investors that have been contacted by and through the Placement Agent. The Company shall not in any way whatsoever circumvent or attempt to circumvent the Placement Agent and shall not enter into direct or indirect offers, negotiations or transactions with any investors contacted and revealed by the Placement Agent.

The services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, security holders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

Section 2. Representations, Warranties and Covenants of the Company. Each of the representations and warranties and covenants made by the Company to the Investors in the Transaction Documents in connection with the Offering is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of each Closing Date, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants that:

(a) Registration Statement; Prospectus; Shelf Eligibility. The offer and sale of the Securities will be conducted as a registered direct offering under the Securities Act of 1933, as amended (the “Securities Act”). The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-3 (File No. 333-297016), as amended, which became effective on July 8, 2026, for the registration under the Securities Act of Class A Shares, debt securities, warrants, rights and units to be offered and sold by the Company from time to time (such registration statement, including all documents filed as part thereof, all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, and all documents incorporated or deemed incorporated by reference therein, the “Registration Statement”). The base prospectus included in the Registration Statement is referred to herein as the “Base Prospectus.” The Company will prepare and file with the SEC pursuant to Rule 424(b) under the Securities Act one or more prospectus supplements specifically relating to the Offering (each, a “Prospectus Supplement”). The Base Prospectus, as supplemented by the applicable Prospectus Supplement and any amendment or supplement thereto, is referred to herein as the “Prospectus.” Any reports or other documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus are referred to herein as the “Incorporated Documents.” Any issuer free writing prospectus relating to the Offering that is required to be filed with the SEC pursuant to Rule 433 under the Securities Act is referred to herein as an “Issuer Free Writing Prospectus.” The Registration Statement is effective under the Securities Act; no stop order suspending its effectiveness has been issued; no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the SEC; and the Company has complied with each request, if any, from the SEC for additional information. The Company meets the registrant requirements for use of Form F-3 and is eligible to offer and sell the Securities pursuant to the Registration Statement. At each Closing, the aggregate amount of Securities offered and sold in the Offering, together with all other securities sold by the Company under the Registration Statement, will not exceed the amount then registered and remaining available under the Registration Statement or any limitation applicable under General Instruction I.B.5 of Form F-3. As used in this Agreement, “Registered Direct Offering Materials” means the Registration Statement, the Base Prospectus, each Prospectus Supplement, the Prospectus, the Incorporated Documents, any Issuer Free Writing Prospectus, the Transaction Documents, any investor presentation or term sheet authorized by the Company for use in connection with the Offering and any other written materials authorized by the Company and the Placement Agent for use in connection with the Offering. “Proceeding” means any action, suit, inquiry, notice of violation, proceeding or investigation affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

(b) Disclosure. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder (the “Rules and Regulations”) and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of its date and each Closing Date, the Prospectus conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations do not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein. The Incorporated Documents, when filed with the SEC, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder. The Company has made available to the Placement Agent and the Investors all information reasonably requested by them in connection with the Offering, and there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement or an Incorporated Document that have not been or will not be so described or filed within the applicable time periods.

(c) Offering Materials; Free Writing Prospectuses. Neither the Company nor any of its directors, officers, employees, agents or representatives has distributed, and none of them will distribute, any written offer relating to the Securities other than the Base Prospectus, the applicable Prospectus Supplement, the Prospectus, any Issuer Free Writing Prospectus consented to in advance by the Placement Agent, the Transaction Documents or other materials approved in advance by the Placement Agent. Each Issuer Free Writing Prospectus, if any, will comply in all material respects with the Securities Act and the Rules and Regulations and will be timely filed with the SEC to the extent required by Rule 433. Each such Issuer Free Writing Prospectus, when taken together with the Prospectus, will not conflict with the information contained in the Registration Statement or the Prospectus and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Subsidiaries. All of the direct and indirect Subsidiaries of the Company and their respective jurisdictions of incorporation are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(e) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(f) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, liquidation, possessory liens, rights of set off, merger, consolidation, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally as well as applicable international sanctions, (ii) as limited by laws relating to the statutory limitation of the time within which proceedings may be brought or availability of specific performance, injunctive relief or other equitable remedies, (iii) insofar as indemnification and contribution provisions may be limited by applicable law and (iv) that such obligations (a) may not be given effect to by a British Virgin Islands court if and to the extent they constitute the payment of an amount which is in the nature of a penalty and (b) may not be given effect by a British Virgin Islands court to the extent that they are to be performed in a jurisdiction outside the British Virgin Islands and such performance would be illegal under the laws of that jurisdiction.

(g) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(h) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, Trading Market or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents and the offer and sale of the Securities, other than: (i) filing the applicable Prospectus Supplement with the SEC pursuant to Rule 424(b) under the Securities Act; (ii) filing any Issuer Free Writing Prospectus with the SEC to the extent required by Rule 433 under the Securities Act; (iii) filing a Report on Form 6-K or other Exchange Act report disclosing the transactions contemplated by the Transaction Documents and filing the Transaction Documents as exhibits thereto to the extent required; (iv) submitting any application or notification to the Trading Market for the listing of the Conversion Shares in the time and manner required thereby; (v) any filings required by FINRA, including pursuant to FINRA Rule 5110, and applicable state securities or blue sky laws; (vi) any applicable filing or reporting requirement of the CSRC or any other PRC authority; and (vii) any other filings required under applicable securities laws or Trading Market rules (collectively, the “Required Approvals”).

(i) Issuance and Registered Sale of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, the Registration Statement and the Prospectus, will be duly and validly issued. The Conversion Shares, when issued in accordance with the applicable Transaction Documents, the Registration Statement and the Prospectus, will be duly and validly issued, fully paid and non-assessable and free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized share capital the maximum number of Conversion Shares required under the Transaction Documents. The offer and sale of the Securities and the issuance of the Conversion Shares have been registered under the Securities Act pursuant to the Registration Statement, and the Securities and the Conversion Shares will be issued without any restrictive legend under the Securities Act, subject to compliance with the Transaction Documents and applicable law.

Any reference herein to the Registration Statement, the Prospectus or the Registered Direct Offering Materials shall be deemed to refer to and include the Incorporated Documents as of the applicable date; and any reference herein to any “amendment” or “supplement” shall be deemed to refer to and include any document subsequently filed with the SEC that is incorporated or deemed incorporated by reference therein.

All references in this Agreement to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Prospectus, any Issuer Free Writing Prospectus, the Incorporated Documents or any amendments or supplements to any of the foregoing shall be deemed to include the copy thereof filed with the SEC on EDGAR.

(j) Capitalization. The capitalization of the Company as of the date hereof is as set forth in the SEC Reports and the Registered Direct Offering Materials. The number of Class A Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof is set forth in the Schedule section 2(j), the Company has not issued any Class A Shares or other shares of capital stock since the filing of its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of Class A Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except as disclosed in the SEC Reports or waived in connection with the Offering.

(k) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company under the Securities Act and the Exchange Act for the two years preceding the date hereof, or such shorter period as the Company was required by law or regulation to file or furnish such materials (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, the “SEC Reports”), on a timely basis or has received a valid extension of such time and has filed or furnished each SEC Report prior to the expiration of such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed or furnished, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Incorporated Document filed or furnished after the date hereof will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC, have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as otherwise disclosed therein, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and their consolidated results of operations and cash flows for the periods specified, subject, in the case of unaudited statements, to normal year-end audit adjustments. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus presents fairly, in all material respects, the information shown therein and has been prepared on a basis consistent with the financial statements and the books and records of the Company. There are no contracts or other documents required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement or an Incorporated Document that have not been so described or filed. Each agreement or instrument material to the Company’s business and described or incorporated by reference in the Registration Statement or the Prospectus has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. No Material Agreement has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder that has had or that could reasonably be expected to result in a Material Adverse Effect. To the best of the Company’s knowledge, performance by the Company of the material provisions of the Material Agreements will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations. The other financial and statistical information included in the SEC Reports, the SEC Reports and the Private Placement Materials present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the SEC Reports the SEC Reports and the Private Placement Materials and the books and records of the respective entities presented therein.

(l) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, the SEC Reports and the Registered Direct Offering Materials, (i) there has been no event, occurrence or development, including changes generally affecting the Company’s or Subsidiaries’ industries, that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made. Other than as set forth in the SEC Reports, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

(m) Litigation. Except as set forth in the SEC Reports, the Registered Direct Offering Materials and on Schedule 3.1(j), there has not been, and to the knowledge of the Company, there is not pending or contemplated, any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j), the SEC Reports and the Registered Direct Offering Materials adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect or (iii) are not expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(n) Labor Relations. The Company and each of its Subsidiaries is, and has been, in material compliance with all applicable laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, including the classification of independent contractors and has not received any notice from any governmental authority in Canada or any other country disputing such classification Except as set forth in the SEC Reports, no labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Compliance. Except as set forth in the SEC Reports and the Registered Direct Offering Materials and Schedule 3.1(l), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority; or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations, approvals, orders, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities, or by any foreign, federal, state or local governmental, judicial or regulatory authority necessary to conduct their respective businesses as described in the SEC Reports, the SEC Reports and the Registered Direct Offering Materials (each, a “Material Permit”), to own, lease and operate its properties and conduct their respective businesses as they are now being conducted or, except as disclosed in the SEC Reports and the Registered Direct Offering Materials, proposed to be conducted, in each case as disclosed in the SEC Reports and the Registered Direct Offering Materials, and each such Material Permit is valid, existing, in good standing and in full force and effect, except in each case as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of investigation or proceedings relating to the revocation or modification of any Material Permit. The Company and each Subsidiary are in compliance with the terms and conditions of all such Material Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect. The disclosures in the SEC Reports concerning the effects of federal, state, local and all foreign regulation on the business of the Company and its Subsidiaries as currently contemplated are correct in all material respects.

(q) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to or have valid and marketable rights to lease or otherwise use all real property and all personal property owned or used by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports, the SEC Reports and the Registered Direct Offering Materials and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The SEC Reports set forth all of the Intellectual Property Rights that the Company and its Subsidiaries own or have the rights to use. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, the SEC Reports and the Registered Direct Offering Materials, a written notice of a claim or otherwise has any knowledge that the operation of their respective businesses violate or infringe upon the intellectual property rights of any Person, except as could not have or reasonably be expected to have a Material Adverse Effect. . To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Insurance. Except as set forth in the SEC Reports, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(r), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of US$120,000 other than for (i) payment of salary bonus or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(u) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as disclosed in the SEC Reports, the Registered Direct Offering Materials and the SEC Reports, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-l5(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the SEC Reports, the Registered Direct Offering Materials and the SEC Reports, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed Annual Report on Form 20-F under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed Annual Report on Form 20-F under the Exchange Act and disclosed in the SEC Reports and the Registered Direct Offering Materials, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(v) Certain Fees. Other than the compensation payable to the Placement Agent pursuant to the terms of this Agreement and as disclosed in the Transaction Documents or any applicable SEC Report, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary or Affiliate of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(w) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(x) Registration Rights. Except as set forth herein and in the SEC Reports, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(y) Listing and Maintenance Requirements. The Class A Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports and the Registered Direct Offering Materials, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Class A Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the SEC Reports and the Registered Direct Offering Materials, the Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements of such Trading Market The Class A Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(z) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the purchasers as a result of the purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the purchasers’ ownership of the Securities.

(aa) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any Investor or its agents or counsel with any information that it believes constitutes material, non-public information unless such information is subject to an appropriate confidentiality agreement or will be publicly disclosed in accordance with the Transaction Documents. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Placement Agent and the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including any disclosure schedules, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(bb) No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, has made any offer or sale of any security or solicited any offer to buy any security under circumstances that would require the registration under the Securities Act of any securities offered or sold in connection with the Offering that are not registered pursuant to the Registration Statement, cause the Offering to fail to comply with the Securities Act and the Rules and Regulations, or cause the Offering to be integrated with any prior offering by the Company for purposes of any applicable shareholder approval provision of the Trading Market.

(cc) Solvency. Except as disclosed in the Registered Direct Offering Materials, based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as disclosed in the Registered Direct Offering Materials, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The Registered Direct Offering Materials sets forth as of the date of this Agreement and as of the Closing Date, respectively, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments, except as set forth in Schedule 3.1(z). For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of One Hundred and Fifty Thousand Dollars ($150,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of One Hundred Thousand Dollars ($100,000) due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(dd) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed , or secured all extensions for the filing of, all applicable United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the SEC Reports, Registered Direct Offering Materials and Registered Direct Offering Materials are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA. The Company has taken commercially reasonable steps to ensure that its accounting controls and procedures are designed to cause the Company to comply in all material respects with the FCPA.

(gg) Accountants. The Company’s independent registered public accounting firms are set forth in the SEC Reports and the Registered Direct Offering Materials. To the knowledge of the Company, each such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) will express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending on December 31, 2026.

(hh) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf (other than the Placement Agent, as to which no representation is made) has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ii) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Russian Federation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria). The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary or affiliated entity, joint venture partner or other Person to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as placement agent, advisor, investor or otherwise).

(jj) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(kk) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable United States federal and state and foreign money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(mm) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(nn) Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(oo) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registered Direct Offering Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registered Direct Offering Materials, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(qq) FINRA Affiliations. There are no affiliations with any firm that is a member of the FINRA participating in the Offering among the Company’s officers, directors or, to the knowledge of the Company, any 5% or greater shareholder of the Company.

(rr) Board of Directors. The Company’s Board of Directors is comprised of the persons identified as directors of the Company in the SEC Reports or in the Registered Direct Offering Materials or the Registered Direct Offering Materials under the section titled “Management.” The qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of the Trading Market. At least one member of the Board of Directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Trading Market. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Trading Market.

(ss) Cybersecurity. There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (i) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(tt) Compliance with Data Privacy Laws. (i) The Company and the Subsidiaries are, and at all times during the last three (3) years were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations (collectively, the “Privacy Laws”); (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the FTC, as amended; (iii) “personal data” as defined by Measures for Cybersecurity Review (2021); and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Company nor the Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

(uu) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, the “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(vv) Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(ww) PFIC Status. Based on the past and projected composition of its income and assets, and the valuation of its assets, including goodwill, the Company does not expect to be a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its current taxable year or in the foreseeable future.

(xx) Payments in Foreign Currency. Except as disclosed in the SEC Reports and Registered Direct Offering Materials, under the laws and regulations of the British Virgin Islands and the PRC, (i) subject to solvency, none of the Company nor any Subsidiaries is prohibited, directly or indirectly, from (A) paying any dividends or making any other distributions on its share capital, (B) making or repaying any loan or advance to the Company or any Subsidiary or (C) transferring any of its properties or assets to the Company or any Subsidiary; and (ii) all dividends and other distributions declared and payable upon the share capital of the Company or any Subsidiaries (A) may be converted into United States dollars, that may be freely transferred out of such entity’s jurisdiction of incorporation, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such entity’s jurisdiction of incorporation or tax residence; and (B) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of such entity’s jurisdiction of incorporation, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency or body having jurisdiction over such entity, except as, in each case, disclosed in the SEC Reports and Registered Direct Offering Materials.

(yy) Critical Accounting Policies. The statements set forth under the heading “Critical Accounting Estimates” contained in Form 20-F and incorporated by reference to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, contained in or incorporated by reference in the SEC Reports and Registered Direct Offering Materials, accurately and fully describes in all material respects: (A) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and the Subsidiaries on a consolidated basis and which require management’s most difficult, subjective or complex judgments (the “Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. Senior management has reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in or incorporated by reference into the SEC Reports and Registered Direct Offering Materials, accurately and fully describes: (x) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (y) all material off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries on a consolidated basis. There are no outstanding guarantees or other contingent obligations of the Company or the Subsidiaries that could reasonably be expected to have a Material Adverse Effect. All governmental tax waivers from national and local governments of the PRC and other local and national PRC tax relief, concession and preferential treatment obtained by the Company or the Subsidiaries are valid, binding and enforceable.

(zz) Open Source Software. Except as described in the SEC Reports and Registered Direct Offering Materials, or as would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect: (i) the Company and any Subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (the “Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any Subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the Company or any Subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any Subsidiaries or (B) any software code or other technology owned by the Company or any Subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(aaa) Foreign Tax Compliance. Except as otherwise disclosed in the Registered Direct Offering Materials, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the PRC, Hong Kong, the British Virgin Islands to any PRC, Hong Kong or British Virgin Islands taxing authority in connection with the issuance, sale and delivery of the Securities, and the delivery of the Securities to or for the account of the Investors; provided that, in respect of the British Virgin Islands, the documents in connection therewith remain outside of the British Virgin Islands.

(bbb) Compliance with PRC Oversea Investment and Listing Rules and Regulations. Except as otherwise disclosed in the Registered Direct Offering Materials, the Company and Subsidiaries have taken reasonable steps to cause the Company’s shareholders, directors and officers that is, or directly or indirectly controlled by, a PRC resident or citizen, to comply with any applicable rules and regulations of relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission (the “CSRC”) , and the State Administration of Foreign Exchange (“SAFE”) relating to such persons’ shareholding with the Company (collectively, the “PRC Oversea Investment and Listing Rules and Regulations”), including, without limitation, taking reasonable steps to require each such person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration, to timely report material changes, and other procedures required under any applicable PRC Oversea Investment and Listing Rules and Regulations.

(ccc) M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and SAFE on August 8, 2006 and amended in 2009 (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles formed for the purpose of obtaining a stock exchange listing outside of the PRC and controlled directly or indirectly by companies or natural persons of the PRC, to obtain the approval of the CSRC prior to the listing and trading of their securities on a stock exchange located outside of the PRC; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and based on such legal advice, the Company confirms with the Placement Agent:

(i) Except as disclosed in the SEC Reports and the Registered Direct Offering Materials, the issuance and sale of the Securities, the listing and trading of the Securities on the Trading Market, and the consummation of the transactions contemplated by this Agreement are not and will not be, as of the date hereof, at the Closing Date, materially affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules as amended as of the date hereof.

(ii) Except as disclosed in the SEC Reports and the Registered Direct Offering Materials, as of the date hereof, the M&A Rules and Related Classifications did not and do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Securities, the listing and trading of the Securities on the Trading Market, or the consummation of the transactions contemplated by this Agreement.

(ddd) Securities Offering and Listing Rules. For the purposes of this Agreement, “CAC” means the Cyberspace Administration of China; “CSRC Archive Rules” means the Provisions on Strengthening Confidentiality and Archives Administration of Overseas Securities Offering and Listing by Domestic Companies (关于加强境内企业境外发行证券和上市相关保密和档案管理工作的规定) issued by the CSRC, Ministry of Finance of the PRC, National Administration of State Secrets Protection of the PRC, and National Archives Administration of the PRC (effective from March 31, 2023), as amended, supplemented or otherwise modified from time to time; “CSRC Filing Rules” means the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (境内企业境外发行证券和上市管理试行办法) and supporting guidelines issued by the CSRC (effective from March 31, 2023), as amended, supplemented or otherwise modified from time to time; “CSRC Filings” means any letters, filings, correspondences, communications, documents, responses, undertakings and submissions in any form, including any amendments, supplements and/or modifications thereof, made or to be made to the CSRC, relating to or in connection with the offering pursuant to the CSRC Filing Rules and other applicable rules and requirements of the CSRC; “CSRC Rules” means the CSRC Filing Rules and the CSRC Archive Rules; “Revised Cybersecurity Review Measures” means the Cybersecurity Review Measures, effective from February 15, 2022, promulgated by the CAC, together with certain other PRC governmental authorities (《网络安全审查办法》). The Company represents and warrants to the Placement Agent that the Offering or the listing of the Class A Shares on the Trading Market has fully complied with the requirements of the CSRC Rules and the Revised Cybersecurity Review Measures.

(eee) Share Option Plans. Each share option granted by the Company under the Company’s share option plan was granted (i) in accordance with the terms of the Company’s share option plan and (ii) with an exercise price at least equal to the fair market value of the Class A Shares on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Company’s share option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, share options or awards prior to, or otherwise knowingly coordinate the grant of share options or awards with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

Section 3. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement and Prospectus Matters. The Company will advise the Placement Agent promptly: (i) when the applicable Prospectus Supplement has been filed; (ii) when any amendment to the Registration Statement has become effective; (iii) of any request by the SEC for any amendment to the Registration Statement or amendment or supplement to the Prospectus, any additional information or any review of the Company’s filings under the Exchange Act; (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to the use of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain the withdrawal thereof as promptly as practicable. The Company will file the applicable Prospectus Supplement pursuant to Rule 424(b) within the time required by the Securities Act and the Rules and Regulations and will maintain the effectiveness of the Registration Statement and sufficient registered and available shelf capacity for each Closing under the Transaction Documents.

(b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify, register or obtain exemptions from qualification or registration for the Offering under the securities laws of applicable jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will advise the Placement Agent promptly of the suspension of the qualification, registration or exemption of the Securities for offering or sale in any jurisdiction or any initiation or threat of any Proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c) Amendments and Supplements. The Company will comply with the Securities Act, the Exchange Act, applicable state securities laws and the Rules and Regulations so as to permit the completion of the registered direct offering of the Securities as contemplated by this Agreement, the Registration Statement, the Prospectus and the Transaction Documents. During the period in which a prospectus relating to the Securities is required to be delivered under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act, the “Prospectus Delivery Period”), if any event occurs or condition exists as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with applicable law, the Company will promptly notify the Placement Agent and prepare and file with the SEC, subject to the next sentence, an appropriate amendment or supplement. Before filing any amendment to the Registration Statement or amendment or supplement to the Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of the proposed filing and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d) Copies of Offering Documents. The Company will furnish the Placement Agent, without charge, during the Prospectus Delivery Period, as many copies of the Registration Statement, the Base Prospectus, each Prospectus Supplement, the Prospectus, each Issuer Free Writing Prospectus and any amendments and supplements thereto as the Placement Agent may reasonably request.

(e) Issuer Free Writing Prospectuses. The Company will not, without the prior written consent of the Placement Agent, prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus relating to the Securities. If the Company and the Placement Agent consent to the use of an Issuer Free Writing Prospectus, the Company will comply with Rules 164 and 433 under the Securities Act and will retain copies thereof in accordance with Rule 433. The Company will not take any action that would require the Placement Agent to file an Issuer Free Writing Prospectus prepared by or on behalf of the Placement Agent that the Placement Agent would not otherwise be required to file.

(f) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Class A Shares.

(g) Shelf Registration; Prospectus Delivery. During the Prospectus Delivery Period and for so long as any pre-paid purchase remains outstanding and may be settled in Conversion Shares pursuant to the Transaction Documents, the Company will use its reasonable best efforts to keep the Registration Statement effective and not subject to any stop order or notice of objection, to keep the Prospectus current, to maintain sufficient securities registered and available under the Registration Statement for the issuance of all Securities and Conversion Shares contemplated by the Transaction Documents, and to satisfy its obligations under the Securities Act, including through Rule 172, with respect to prospectus delivery. The Company will not issue any Securities or Conversion Shares pursuant to the Registration Statement unless the applicable Prospectus is current and the Company has sufficient shelf capacity and is eligible to use Form F-3 for such issuance.

(h) Periodic Reporting Obligations. The Company will duly file, on a timely basis, with the SEC and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act, except as otherwise disclosed in the SEC Reports.

(i) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem necessary or appropriate to consummate the Closing in connection with the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third-party beneficiary of, the representations and warranties, and applicable covenants, set forth in any Transaction Document including the Purchase Agreement entered into with Investors in connection with the Offering.

(j) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(k) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(l) Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(m) Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(n) Research Matters. By entering into this Agreement, the Placement Agent provides no promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as the placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent’s providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

(p) [Reserved]

(q) Termination for Cause. Notwithstanding anything herein to the contrary, this Agreement may be terminated by the Company for “Cause,” which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services as contemplated by this Agreement.

(r) Securities Laws Disclosure; Publicity. The Company shall, at the date and time agreed upon by the Company, the Placement Agent and the Investors, issue a press release and/or file a Report on Form 6-K disclosing the material terms of the transactions contemplated hereby and shall file the Transaction Documents as exhibits thereto to the extent required by the Exchange Act. The Company shall also timely file the applicable Prospectus Supplement pursuant to Rule 424(b) under the Securities Act. From and after such public disclosure, the Company represents that it shall have publicly disclosed all material, non-public information delivered by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, in connection with the transactions contemplated by the Transaction Documents, except for information subject to ongoing confidentiality obligations or information not required to be publicly disclosed under applicable law. The Company and the Placement Agent shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby.

Section 4. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Registration Statement; Prospectus Filings. The Registration Statement shall be effective under the Securities Act, no stop order suspending its effectiveness and no notice objecting to its use shall have been issued, and no proceeding for any such purpose shall have been initiated or threatened by the SEC. The applicable Prospectus Supplement and each Issuer Free Writing Prospectus required to be filed with the SEC shall have been timely filed pursuant to Rule 424(b) or Rule 433, as applicable, and all other filings required to be made by the Company under the Securities Act, the Exchange Act and applicable Trading Market rules in connection with the Offering shall have been made or shall be ready to be made within the applicable time period.

(b) No Material Misstatement; No Suspension; FINRA. The Placement Agent shall not have discovered and disclosed to the Company on or prior to the applicable Closing Date that the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that, in the reasonable opinion of counsel for the Placement Agent, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading. No order having the effect of preventing, suspending or ceasing the registered direct offering, issuance, conversion, repayment, redemption, amortization or other settlement of the Securities shall have been issued by any securities commission, securities regulatory authority or Trading Market, and no proceeding for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated. FINRA, to the extent applicable, shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Transaction Documents, the registered direct offering, sale, issuance, conversion, repayment, redemption, amortization or other settlement of the Securities, and any required listing of the Conversion Shares, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 4.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the applicable Closing Date, in the Placement Agent’s reasonable judgment after consultation with the Company, there shall not have occurred any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the SEC Reports or the Registered Direct Offering Materials (each, a “Material Adverse Change”).

(e) Opinions of Counsel for the Company. The Placement Agent shall have received on each Closing Date, if requested by the Placement Agent or required by the Transaction Documents, written opinions of U.S. counsel, BVI counsel and PRC counsel to the Company, dated as of such Closing Date and addressed to the Placement Agent and the Investors, including, without limitation, customary opinions regarding due authorization, valid issuance of the Securities and Conversion Shares, the effectiveness of the Registration Statement and registration of the offer and sale of the Securities under the Securities Act, and such other matters as the Placement Agent may reasonably request, in form and substance reasonably satisfactory to the Placement Agent.

(f) Officers’ Certificate. The Placement Agent shall have received on each Closing Date, a certificate of the Company, dated as of such Closing Date and which may be relied upon by the Placement Agent, signed by the Chief Executive Officer of the Company, in his or her capacity as Chief Executive Officer only, in a form satisfactory to the Placement Agent, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct in all material respects (except such representations and warranties which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects), as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) The Registration Statement is effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement and no notice objecting to its use has been issued; no proceedings for any such purpose have been instituted or are pending or, to the Company’s knowledge, threatened by the SEC; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or Trading Market in the United States; and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, contemplated;

(iii) At the time of sale and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the Prospectus, the Incorporated Documents and any Issuer Free Writing Prospectus contained all material information required to be included therein by the Securities Act, the Exchange Act and the applicable rules and regulations of the SEC thereunder, as applicable, and in all material respects conformed to the requirements thereof. The Registration Statement did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and each Issuer Free Writing Prospectus did not and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein; and

(iv) Subsequent to the respective dates as of which information is given in the SEC Reports and Registered Direct Offering Materials, there has not been: (i) any Material Adverse Change; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (iii) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (iv) any material change in the share capital (except changes thereto resulting from the exercise of outstanding share options or warrants or the issuance, conversion, repayment, redemption, amortization or other settlement of the Securities) or outstanding indebtedness of the Company or any Subsidiary; (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company; or (vi) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(g) Chief Financial Officer’s Certificate. On the date of this Agreement and each Closing Date, the Placement Agent shall have received a certificate of the chief financial officer of the Company, dated as of such date, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent, providing customary certification as to such accounting and financial matters included or incorporated by reference in the Registration Statement or the Prospectus as the Placement Agent may reasonably request.

(h) Secretary’s Certificate. The Placement Agent shall have received on the Closing Date, a certificate of the Company, dated as of the Closing Date and which may be relied upon by the Placement Agent, signed by the secretary of the Company, certifying, among others, (i) that Company’s second amended and restated memorandum and articles of association, and all amendments thereto, is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) that each of the Company and its Subsidiaries is in good standing under the laws of the jurisdiction of its incorporation or organization; (iv) as to the accuracy and completeness of all correspondence between the Company or its counsel and the SEC; and (v) as to the incumbency of the officers of the Company, in a form reasonably acceptable to the Placement Agent.

(i) Exchange Act Registration and Stock Exchange Listing. The Class A Shares and, if required by the Trading Market, the Conversion Shares shall be registered under the Exchange Act and listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Class A Shares under the Exchange Act or delisting or suspending from trading the Class A Shares from the Trading Market, nor shall the Company have received any information suggesting that the SEC or the Trading Market is contemplating terminating such registration or listing.

(j) Due Diligence. The Placement Agent shall have completed its due diligence investigation of the Company and the Offering to the reasonable satisfaction of the Placement Agent and its counsel.

(k) Additional Documents. On or before the Closing Date, the Placement Agent and Placement Agent’s Counsel shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 1 (Agreement to Act as Placement Agent), Section 5 (Payment of Fees and Expenses), Section 6 (Indemnification and Contribution) and Section 7 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 5. Payment of Fees and Expenses. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company agrees to pay all reasonable costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and the transactions contemplated hereby, including, without limitation: (i) payment to the Placement Agent of its Cash Fee and reimbursement of legal and other out-of-pocket fees, costs and expenses of up to One Hundred and Fifty Thousand Dollars ($150,000); (ii) all expenses incident to the registration, issuance, delivery and qualification of the Securities and the Conversion Shares; (iii) all fees and expenses of the registrar and transfer agent of the Class A Shares; (iv) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities and Conversion Shares; (v) all fees and expenses of the Company’s counsel, registered independent public accounting firm and other advisors; (vi) all costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, the Transaction Documents, the Registration Statement, the Base Prospectus, each Prospectus Supplement, the Prospectus, each Issuer Free Writing Prospectus, any Form 6-K or other Exchange Act report, any blue sky filing and any Trading Market listing application; (vii) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company in connection with registering or qualifying all or any part of the Securities or Conversion Shares for offer and sale under federal or state securities laws or the securities laws of any other country; (viii) RESERVED; (ix) the fees and expenses associated with listing the Conversion Shares on the Trading Market; (x) RESERVED; (xi) RESERVED; and (xii) all other fees, costs and expenses incident to the transactions contemplated by this Agreement and the Transaction Documents.

Section 6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its Affiliates and each Person controlling the Placement Agent, and the directors, officers, agents and employees of the Placement Agent, their respective affiliates and each such controlling person (the Placement Agent, and each such entity or person, an “Indemnified Person”) to the fullest extent permitted by applicable law from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Proceedings, whether or not any Indemnified Person is a party thereto, (i) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Incorporated Document or any other Registered Direct Offering Materials, or any amendment or supplement thereto, or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of an Indemnified Person expressly for use therein, or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted solely from such Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering that were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b) Upon receipt by an Indemnified Person of actual notice of an Proceeding against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Proceeding including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Proceeding (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Proceeding or related Proceedings, in addition to any local counsel. The Company shall not be liable for any settlement of any Proceeding effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Indemnified Person (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Proceeding for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e) The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 7. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 8. Right of First Refusal. Beginning on the date hereof until the twelve (12)-month anniversary following the date hereof (the “ROFR Period”), whether or not this Agreement is terminated pursuant to Section 5, other than termination for Cause (as defined below), the Company grants the Placement Agent the right to provide investment banking services to the Company in all matters for which the following investment banking services are sought by the Company (such right, the “ROFR”). For these purposes, investment banking services shall mean (a) acting as lead manager for any underwritten public offering; (b) acting as placement agent, initial purchaser or financial advisor in connection with any private offering of securities of the Company; and (c) acting as financial advisor in connection with any sale or other transfer by the Company, directly or indirectly, of a majority or controlling portion of its capital stock or assets to another entity, any purchase or other transfer by another entity, directly or indirectly, of a majority or controlling portion of the capital stock or assets of the Company, and any merger or consolidation of the Company with another entity. Within five (5) days after the Company’s decision to enter into any such transaction, the Company shall provide written notice to the Placement Agent, and the Placement Agent shall notify the Company of its intention to exercise the ROFR within fifteen (15) business days following receipt of such written notice from the Company. Any decision by the Placement Agent to act in any such capacity shall be contained in separate agreements, which agreements would contain, among other matters, provisions for customary fees for transactions of similar size and nature, as may be mutually agreed upon by the parties thereto, and indemnification of the Placement Agent which are appropriate to such transaction and shall be subject to general market conditions. If the Placement Agent declines to exercise the ROFR or in the event the terms proposed by the Placement Agent are unsatisfactory to the Company, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms declined by the Placement Agent in the first instance, or than the terms proposed by the Placement Agent in the second instance. The ROFR granted hereunder may be terminated by the Company for “Cause”, which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services as contemplated by this Agreement. The services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, securityholders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

Section 9. Notices. All communications hereunder shall be in writing and shall be overnight, next business day delivery, hand delivered or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Yi (Edric) Guo, Chief Executive Officer, e-mail: yguo@univest.us.

If to the Company:

ReTo Eco-Solutions, Inc.

X-702, Tower A, 60 Anli Road, Chaoyang District

Beijing, People’s Republic of China 100101
Tel: (+86) 10-64827328

Attention: Johnny Tiong Sie Wei

Email: ir@retoeco.com or 310@reit.cc

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
Attention: Lawrence Venick

Email: lvenick@loeb.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12. Governing Law Provisions; Exclusive Jurisdiction. This Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or Proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or Proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or Proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or Proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or Proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or Proceeding. If either party shall commence an action or Proceeding to enforce any provision of this Agreement, then the prevailing party in such action or Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or Proceeding.

Section 13. General Provisions.

(a) This Agreement and the Transaction Documents together constitute the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b) The Company acknowledges that in connection with the Offering of the Securities: (i) the Placement Agent has acted at arm’s length, is not an agent of, and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering of the Securities.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

ReTo Eco-Solutions, Inc.

By:	/s/ Johnny Tiong Sie Wei
Name:	Johnny Tiong Sie Wei
Title:	Chief Executive Officer and Director

Accepted and agreed to as of the date first written above:

Univest Securities, LLC

By:	/s/ Yi (Edric) Guo
Name:	Yi (Edric) Guo
Title:	Chief Executive Officer